UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

Amicus Therapeutics, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Cedar Brook Drive Cranbury, New Jersey		08512
(Address of Principal Executive Offices)		(Zip Code)

(609) 662-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 1, 2012, Amicus Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Swann LLC and Cowen and Company, LLC (the “Underwriters”) relating to an underwritten public offering of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per Share (the “Offering”). All of the Shares are being sold by the Company. The price to the public is $5.70 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $5.415 per Share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option to purchase up to an additional 1,500,000 shares of common stock on the same terms within 30 days from the date of the Underwriting Agreement to cover over-allotments, if any. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-158405) filed with the Securities and Exchange Commission and declared effective on May 27, 2009. A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission. The closing of the Offering is expected to take place on or about March 7, 2012, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds from the sale of the Shares, after deducting the Underwriters’ discount and other offering expenses, will be approximately $53.9 million. The Company’s press releases, each dated March 1, 2012, announcing the commencement and pricing of the Offering, respectively, are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Date: March 1, 2012	By:	/s/ Geoffrey P. Gilmore
Geoffrey P. Gilmore
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement dated March 1, 2012 by and among Amicus Therapeutics, Inc., and Leerink Swann LLC and Cowen and Company, LLC

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Amicus Therapeutics, Inc. dated March 1, 2012

99.2	Press Release of Amicus Therapeutics, Inc. dated March 1, 2012